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                                                                    EXHIBIT 10.9

                 FIRST AMENDMENT TO PURCHASE AND SALE AGREEMENT


        THIS FIRST AMENDMENT TO PURCHASE AND SALE AGREEMENT ("AMENDMENT") is entered into to be effective as of the 20 day of January, 2004, by and between OLY MCKINNEY, L.P., a Texas limited partnership ("SELLER"), and PRG REALTY PARTNERS, LTD., a Texas limited partnership ("PURCHASER"). All capitalized terms used herein and not otherwise defined herein shall have the meanings ascribed to them in the Purchase Agreement (defined below).

                              W I T N E S S E T H:

        WHEREAS, Seller and Purchaser previously entered into that certain Purchase and Sale Agreement (Oly McKinney Vacant Land) dated as of December 22, 2003 (the "PURCHASE AGREEMENT"), pursuant to which Seller agreed to sell to Purchaser and Purchaser agreed to purchase the Property described therein.

        WHEREAS, Seller and Purchaser now desire to amend the Purchase Agreement in certain respects, as hereinafter set forth.

        NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

        1. COOPERATION WITH AUDIT. Purchaser has advised Seller that Purchaser must cause to be prepared up to three (3) years of audited financial statements in respect of the Property. Seller agrees to use commercially reasonable efforts to cooperate with Purchaser's auditors in the preparation of such audited financial statements, provided, however, the foregoing shall not be construed to obligate Seller to increase or expand its duties and obligations hereunder nor shall Seller be required to incur any expense in connection therewith. Without limiting the generality of the preceding sentence (a) Seller shall, during normal business hours, allow Purchaser's auditors reasonable access to the books and records maintained by Seller in respect of the Property;
(b) Seller shall use commercially reasonable efforts to provide to Purchaser such financial information and supporting documentation relating to the Property as are necessary for Purchaser's auditors to prepare audited financial statements; and (c) if Seller has audited financial statements with respect to the Property, Seller shall promptly provide Purchaser's auditors with a copy of such audited financial statements. If after Closing Seller obtains an audited financial statement in respect of the Property for a fiscal period in 2003 or 2004 that was not completed at the time of Closing, then Seller shall promptly provide Purchaser with a copy of such audited financial statement, and the foregoing covenant shall survive Closing. In no event shall the foregoing require Seller to provide Purchaser access to books and records (i) subject to attorney-client and/or work product privilege, (ii) subject to confidentiality policies or provisions, or (iii) subject to Seller's internal financial analysis, nor shall it require Seller to obtain or otherwise create audited financial statements.

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        2.      RIGHT TO MAKE DISCLOSURE. Notwithstanding anything contained in the Agreement to the contrary, Purchaser shall be permitted (a) to make such disclosures to potential investors in the Property as may be recommended by Purchaser's legal counsel; and (b) to make such other disclosures as may be recommended by Purchaser's legal counsel in order to comply with all financial reporting, securities laws and other laws applicable to Purchaser.

        3. DELETION OF REPRESENTATION. Purchaser has advised Seller that the Source may include assets of an "employee benefit plan" as defined in
Section 3(3) of ERISA or a "plan" as defined in Section 4975(a) of the Internal Revenue Code of 1986, as amended. Accordingly, the representation made by Purchaser in clause (d) of Section 4.3 of the Purchase Agreement is hereby deleted in its entirety.

        4. MODIFICATION OF DATE REFERENCE. The references to "January 10, 2004" that appear in clauses (i) and (ii) of Section 6.1 of the Purchase Agreement are hereby deleted and references to "January 19, 2004" are hereby inserted in lieu thereof.

        5. CONSENT TO ASSIGNMENT. Purchaser has advised Seller that Purchaser intends to assign its rights and obligations under the Purchase Agreement to a limited partnership (the "PERMITTED ASSIGNEE") in which only Purchaser and Behringer Harvard Short-Term Opportunity Fund I LP, a Texas limited partnership (or affiliates of such parties) will be partners. Seller hereby consents to such assignment, subject to execution by the Permitted Assignee of the Assignment of Purchase and Sale Agreement attached to the Purchase Agreement as EXHIBIT D (with such modifications thereto as may be necessary to make same consistent with the provisions of this Amendment).

        6. EFFECT OF AMENDMENT. This Amendment modifies and amends the Purchase Agreement and the terms and provisions hereof shall supersede and control over any contrary or conflicting terms and provisions set forth in the Purchase Agreement. The Purchase Agreement, as amended by this Amendment, remains in full force and effect.

        7. COUNTERPARTS. To facilitate execution of this Amendment, this Amendment may be executed in multiple counterparts, each of which, when assembled to include an original signature for each party contemplated to sign this Amendment, will constitute a complete and fully executed original. All such fully executed original counterparts will collectively constitute a single agreement.

        8. FACSIMILE SIGNATURES. In order to expedite the transaction contemplated herein, telecopied or facsimile signatures may be used in place of original signatures on this Amendment. Seller and Purchaser intend to be bound by the signatures on the telecopied document, are aware that the other party will rely on the telecopied signatures, and hereby waive any defenses to the enforcement of the terms of this Amendment based on the form of signature.



                      [signatures appear on following page]


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        IN WITNESS WHEREOF, the parties hereto have executed this Amendment to be effective the date and year first above written.



                                     SELLER:

                                     OLY MCKINNEY, L.P.,
                                     a Texas limited partnership

                                     By: Oly Cedar Springs, L.P.
                                         Its General Partner

                                         By:  Oly Texas GP, LLC
                                              Its General Partner

                                         By: /s/ Ron J. Hoyl
                                            ---------------------------------
                                         Name:   Ron J. Hoyl
                                              -------------------------------
                                         Title:  Vice President
                                               ------------------------------





                                     PURCHASER:

                                     PRG REALTY PARTNERS, LTD, a Texas limited partnership

                                     By: PRG Realty, Inc., its General Partner

                                         By: /s/ Jon Mark Robertson
                                            ------------------------------------
                                         Name:   Jon Mark Robertson
                                              ----------------------------------
                                         Title:  President
                                               ---------------------------------



                                         By: /s/ William Andrew Peterson, Jr.
                                            ------------------------------------
                                         Name:   William Andrew Peterson, Jr.
                                              ----------------------------------
                                         Title:  CEO
                                               ---------------------------------


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